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                                                                 Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-89397

                           ARTHUR ANDERSEN LLP

Dallas, Texas,
March 17, 2000